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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 9, 1994

                           HILTON HOTELS CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                    1-3427               36-2058176
     (State or other jurisdiction     (Commission         (I.R.S. Employer
          of incorporation)           File Number)        Identification No.)



           9336 CIVIC CENTER DRIVE, BEVERLY HILLS, CALIFORNIA  90210
         (Address of principal executive offices)           (Zip code)

       Registrant's telephone number, including area code: (310) 278-4321
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ITEM 5.  OTHER EVENTS.

        On August 9, 1994, Hilton Hotels Corporation, a Delaware corporation, commenced a program offering from time to time up to $200,000,000 aggregate principal amount of its Medium Term Notes, Series B.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

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
Exhibit 1    -- Execution copy of Distribution Agreement among Hilton Hotels Corporation; Merrill Lynch
                & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated; Lehman Brothers, Lehman
                Brothers Inc.; and Smith Barney Inc.
Exhibit 4(a) -- Specimen of Fixed Rate Note.
Exhibit 4(b) -- Specimen of Floating Rate Note.
Exhibit 10   -- Execution copy of Agreement of Resignation, Appointment and Acceptance.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HILTON HOTELS CORPORATION
                                          (Registrant)

Date: August 9, 1994                 /s/  STEVE KRITHIS
                                --------------------------------
                                          Steve Krithis
                                        Vice President and
                                       Corporate Comptroller




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